UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2023

WHEELS UP EXPERIENCE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39541	98-1617611
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 West 26th Street, Suite 900
New York, New York	10001
(Address of principal executive offices)	(Zip Code)

(212) 257-5252

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	UP	New York Stock Exchange

Redeemable warrants, each warrant exercisable for 1/10 of one share of Class A common stock at an exercise price of $115.00 per whole share of Class A common stock	UP WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously announced, following the 2023 annual meeting of stockholders of Wheels Up Experience Inc. (the “Company” or “Wheels Up”) held on May 31, 2023 (the “Annual Meeting”), the Board of Directors of the Company (the “Board”) approved a Reverse Stock Split (as defined below) that became effective immediately after the close of trading on The New York Stock Exchange (the “NYSE”) on June 7, 2023 (the “Effective Time”). In connection with such Reverse Stock Split, the Company, in its capacity as the managing member of Wheels Up Partners Holdings LLC, a Delaware limited liability company and direct subsidiary of the Company (“WUPH”), entered into Amendment No. 2 to Seventh Amended and Restated Limited Liability Company Agreement of Wheels Up Partners Holdings LLC, dated as of June 7, 2023 (the “WUPH Agreement Amendment”), to, among other things, update certain provisions to reflect adjustments to outstanding and issuable membership interests in WUPH as a result of the Reverse Stock Split.

The foregoing summary of the WUPH  Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the WUPH Agreement Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

In connection with the Reverse Stock Split, and pursuant to the terms of the Warrant Agreement, dated as of September 25, 2020 (the “Warrant Agreement”), by and between Aspirational Consumer Lifestyle Corp., a blank check company and the predecessor in-interest to Wheels Up (“Aspirational”), and Continental Stock Transfer & Trust Company, as warrant agent, the exercise and redemption terms of the Company’s issued and outstanding redeemable public warrants (the “Public Warrants”) and private placement warrants (together with the Public Warrants, the “Warrants”) to purchase shares of Wheels Up Class A common stock, par value $0.0001 per share (“Common Stock”), were adjusted to reflect: (i) a reduction in the number of shares of Common Stock issuable upon exercise of each Warrant, which resulted in each Warrant being exercisable for 1/10th of a share of Common Stock; (ii) an increase in the exercise price per whole share of Common Stock to $115.00; and (iii) the stated redemption prices per Warrant being proportionately reduced. All Warrants issued and outstanding prior to the Effective Time remain outstanding, and the Public Warrants continue to be traded on the NYSE under the ticker symbol “UP WS” with the same CUSIP and ISIN numbers. The Company does not intend to amend the terms of the Warrant Agreement to reflect the corresponding adjustments as a result of the Reverse Stock Split.

The foregoing description of the Warrant Agreement does not purport to be complete and is qualified in its entirety by reference to the Warrant Agreement, which was originally filed as Exhibit 4.1 to Aspirational’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) on September 25, 2020 and is incorporated herein by reference. In addition, the information provided in Item 5.03 (Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year) below is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously announced, at the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation to effect, at the discretion of the Board at any time prior to the first anniversary of the Annual Meeting, (i) a reverse stock split of Wheels Up’s outstanding shares of Common Stock, at a reverse stock split ratio of not less than 1-for-5 and not greater than 1-for-10, with an exact ratio within that range as may be determined by the Board at a later date (the “Reverse Stock Split”) and (ii) contemporaneously with the Reverse Stock Split, a reduction in the number of authorized shares of Common Stock by a ratio corresponding to the reverse stock split ratio (the “Authorized Share Reduction” and, together with the Reverse Stock Split, the “Reverse Stock Split Amendment”). Following receipt of stockholder approval of the Reverse Stock Split Amendment at the Annual Meeting, on May 31, 2023, the Board approved the Reverse Stock Split at a ratio of 1-for-10 shares of Common Stock (the “Reverse Stock Split Ratio”), together with a proportionate reduction in the number of authorized shares of Common Stock from 2.5 billion shares of Common Stock to 250 million shares.

The Company amended the Company’s existing Certificate of Incorporation, dated as of July 13, 2021 (the “Prior Certificate”), to implement the Reverse Stock Split Amendment by filing the Certificate of Amendment to Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware on June 7, 2023, which became effective immediately after the close of trading on the NYSE on June 7, 2023. To implement the Reverse Stock Split Amendment, Section 4.1 of the Prior Certificate was amended to (i) reduce the total number of shares of all classes of capital stock and Common Stock of the Company authorized for issuance to 275 million and 250 million, respectively, taking into account the Reverse Stock Split and Authorized Share Reduction based on the Reverse Stock Split Ratio, and (ii) clarify the treatment of any fractional shares of Common Stock upon the effectiveness of the Reverse Stock Split.

The foregoing summary of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside of the control of Wheels Up that could cause actual results to differ materially from the results discussed in the forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions or strategies of Wheels Up regarding the future, including, without limitation, statements regarding: (i) the impact of the Reverse Stock Split and Authorized Share Reduction on the trading market for the Company’s Common Stock and Warrants, including the trading price, liquidity, trading volume, volatility and marketability of the Common Stock and Warrants after the Reverse Stock Split; (ii) public perception of the Reverse Stock Split and Authorized Share Reduction in light of the history of reverse stock splits for other companies and the potential impacts on the trading market or price of the Common Stock and Warrants; (iii) the likelihood that the Reverse Stock Split will result in any permanent increase in the trading price per share of Common Stock or price per Warrant; and (iv) whether or not the Reverse Stock Split will cure any deficiency under, and allow the Company to regain compliance with, Section 802.01C of the NYSE Listed Company Manual. The words “anticipate,” “believe,” continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward-looking. These forward-looking statements are subject to a number of risks, uncertainties and assumptions that could cause actual events and results to differ materially from those contained in such forward-looking statements. Factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in Wheels Up’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 31, 2023 and Wheels Up’s other filings with the SEC. Moreover, Wheels Up operates in a very competitive and rapidly changing environment. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and Wheels Up undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, changes in expectations, future events or otherwise. Although Wheels Up believes that the expectations reflected in the forward-looking statements are reasonable, Wheels Up cannot guarantee future results, levels of activity, performance or achievements. Except as required by law, Wheels Up does not intend to update any of these forward-looking statements after the date of this Current Report on Form 8-K or to conform these statements to actual results or revised expectations.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment to Certificate of Incorporation of Wheels Up Experience Inc., effective as of June 7, 2023

4.1	Warrant Agreement, dated as of September 25, 2020, between Aspirational Consumer Lifestyle Corp. and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 to Aspirational Consumer Lifestyle Corp.’s Current Report on Form 8-K, filed with the SEC on September 25, 2020)

10.1	Amendment No. 2 to Seventh Amended and Restated Limited Liability Company Agreement of Wheels Up Partners Holdings LLC, dated as of June 7, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELS UP EXPERIENCE INC.

Date: June 8, 2023	By:	/s/ Todd Smith
		Name:	Todd Smith
		Title:	Interim Chief Executive Officer and Chief Financial Officer